EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Repros Therapeutics Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Dillaha, M.D., Interim President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2017	By:	/s/ Larry Dillaha, M.D.
Larry Dillaha, M.D.
Interim President and Chief Executive Officer
Repros Therapeutics Inc.
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Repros Therapeutics Inc. and will be retained by Repros Therapeutics Inc. and furnished to the Securities and Exchange Commission or its staff upon request.